SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               Date of Report
                       (Date of earliest event reported)
                              January 25, 1999



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000



         Total number of sequentially numbered pages in this filing,
                         including exhibits thereto:   13

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Item 5.  OTHER EVENTS.

         (a) See Union Carbide Corporation's Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1998.

         (b) See Union Carbide Corporation's press release dated January 25, 1999 accompanying this report as Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.



         (c)  Exhibits.

              12. Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1998.

              99.  Press release, January 25, 1999.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:  January 25, 1999



                                        UNION CARBIDE CORPORATION





                                        By     /s/ J. Macdonald
                                               J. Macdonald
                                               Assistant Secretary

                                 EXHIBIT INDEX



Exhibit

12. Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 1998.

99.  Press release, dated January 25, 1999.

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